SEMIANNUAL
                                     REPORT

                                  JUNE 30, 1999

            WARBURG PINCUS TRUST II

                  (BOX)  FIXED INCOME PORTFOLIO

                  (BOX)  GLOBAL FIXED INCOME PORTFOLIO

Warburg Pincus Trust II Shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus, P.O. Box 9030, Boston, MA 02205-9030.

Warburg Pincus is a division of Credit Suisse Asset Management, LLC.



                                [GRAPHIC OMITTED]

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 1999; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT--JUNE 30, 1999

--------------------------------------------------------------------------------

                                                                 August 12, 1999

Dear Shareholder:

   For the six months ended June 30, 1999, Warburg Pincus Trust II--Fixed Income Portfolio had a loss of 0.58%, vs. a loss of 0.59% for the Lehman Brothers Intermediate Government/Corporate Bond Index.* The portfolio's one-year total return through June 30, 1999 was 4.01%. Its since-inception (on March 31, 1997) average annual total return through June 30, 1999 was 7.25%.

   The period was a mostly difficult one for the domestic bond market, reflecting surprising strength in the U.S. economy. The economy's health created fears that the Federal Reserve would raise interest rates in order to contain potential inflation. These concerns weighed on bonds in general and on high-quality bonds in particular. (Most below-investment-grade bonds had gains for the period. The improving economy and optimism over credit upgrades for these bonds outweighed the negative impact of fears of rising interest rates.) Bonds ended the period on a positive note, however. The Federal Reserve did indeed raise rates--on June 30, by 25 basis points--but quickly announced its reversion to a "neutral" stance on rates.

   Against this backdrop, the portfolio had a modest loss in terms of total return (i.e., bond-price changes plus coupon income), performing in line with its benchmark. The portfolio's performance reflected the difficult environment for bonds generally.

   We made few noteworthy changes to the portfolio during the period in terms of sector allocation. We remained well-diversified, maintaining significant exposure to Treasury bonds (which accounted for roughly a third of the portfolio at the end of the period), as well as to corporate, mortgage-backed and asset-backed bonds. In general, yield differentials (or "spreads") between non-Treasury and Treasury bonds remained attractive, in our view, hence our relatively high weighting (compared to that of our benchmark) in non-Treasuries.

   With respect to interest-rate exposure, we kept the portfolio's duration fairly close to that of its benchmark during much of the period. While we continued to have a positive longer-term outlook on inflation and interest rates, we saw little incentive to take a more aggressive duration stance, given persistent strength in the economy.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT--JUNE 30, 1999 (CONT'D)

--------------------------------------------------------------------------------

   Going forward, we plan to maintain a diversified mix of Treasury and non-Treasury issues, adjusting our sector exposure as we deem appropriate on a risk-vs.-reward basis. Overall, our focus will remain on high-quality, intermediate-term bonds that have what we deem to be attractive risk-adjusted yields and potential for longer-term appreciation.

M. Anthony E. van Daalen
Portfolio Manager

----------------
* The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.

WARBURG PINCUS TRUST II--GLOBAL FIXED INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT--JUNE 30, 1999

--------------------------------------------------------------------------------

                                                                 August 12, 1999

Dear Shareholder:

   For the six months ended June 30, 1999, Warburg Pincus Trust II--Global Fixed Income Portfolio had a loss of 1.01%, vs. a loss of 1.37% for the Lehman Brothers Aggregate Bond Index* and gains of 0.11% of 0.10%, respectively, for the Salomon Brothers World Government Bond Index (Currency-Hedged)** and a Composite Benchmark.*** The portfolio's one-year return through June 30, 1999 was 7.00%. Its since-inception (on March 31, 1997) average annual total return through June 30, 1999 was 6.12%.

   Global bond markets had mixed results for the period. European markets struggled in local-currency terms, reflecting a somewhat uncertain monetary and fiscal backdrop for European Monetary Union economies. Performance here was uniformly--and significantly--lower in dollar terms, as the euro and other regional currencies declined vs. the dollar during the period. The U.S. market also struggled (though U.S. high-yield bonds advanced). A surprisingly healthy U.S. economy created fears that the Federal Reserve would aggressively raise interest rates to contain potential inflation. (These fears subsided somewhat at the end of the period, however. The Federal Reserve raised rates by 25 basis points on June 30, and then quickly announced its return to a "neutral" stance on rates.) Winners for the period included most emerging bond markets, which benefited from optimism over credit upgrades. Japan's market also rallied, despite an increase in bond issuance in Japan during the period.

   Against this backdrop, the portfolio had a loss, hampered by weakness in the high-quality bonds that continued to comprise the bulk of its assets. On the positive side, in terms of return, factors that aided the portfolio included our currency strategies. We continued to hedge the bulk of the portfolio's exposure to foreign currencies, which proved beneficial, since most currencies weakened vs. the U.S. dollar during the period.

   We made a few noteworthy adjustments to the portfolio during the period with respect to the main sources of return of global fixed-income investing: duration, credit quality and currency exposure. With regard to the first, we modestly extended the portfolio's overall duration during the six months, reflecting our generally more-positive view of the longer-term backdrop for interest rates.

   With respect to credit quality, we increased our weighting in high-yield bonds during the period (as of June 30, high-yield securities accounted for about 15% of the portfolio's assets). Yield spreads between these issues and

WARBURG PINCUS TRUST II--GLOBAL FIXED INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT--JUNE 30, 1999 (CONT'D)

--------------------------------------------------------------------------------

higher-quality debt widened significantly during last summer's financial-asset selloff. Since we considered this widening excessive, given these markets' underlying fundamentals, we added several emerging-market bonds (most specifically, from Latin America and South Africa) as well as some high-yield U.S. corporate issues we deemed to represent good value.

   As noted, we maintained a bias toward the U.S. dollar (as of June 30, 100% of the portfolio was either hedged into or denominated in U.S. dollars). We will, however, continue to seek opportunities to invest in foreign currencies that we deem to have improving supply/demand fundamentals.

Charles C. Van Vleet
Portfolio Manager

   INTERNATIONAL  INVESTING  ENTAILS  SPECIAL  RISK  CONSIDERATIONS,   INCLUDING
CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

----------------
  * The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.

 ** The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market-capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.

*** The Composite Benchmark measures the weighted performance of three component indexes. The weights of the component indexes -- 50% Lehman Brothers Aggregate Index, 35% Salomon Brothers World Government Bond Index excluding the U.S. (Currency-Hedged), and 15% Merrill Lynch High Yield Master II Index -- correspond to the investment strategy of the fund's manager. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment-grade U.S. domestic bond market.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS--JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                            RATINGS
    PAR                                                  (MOODY'S/S&P)    MATURITY    RATE%     VALUE
    ----                                                 --------------   --------   -------   -------
CORPORATE BONDS (24.9%)
 $  15,000  ABN-AMRO Bank N.V. New York Branch,
              Subordinate Deposit Notes
              (Callable 08/01/04 @ $100.00)                (Aa3, NR)      08/01/09     8.250   $ 15,787
    10,000  Aetna Services, Inc.                            (A3, A)       08/15/06     7.125      9,912
    50,000  AT&T Capital Corp.                            (Baa3, BBB)     11/15/00     7.500     50,939
    20,000  Charter Communications Holdings. LLC.           (B2, B+)      04/01/09     8.625     19,250
    30,000  Conagra, Inc. Senior Notes
              (Putable 08/01/09 @ $100.00)                (Baa1, BBB+)    08/01/09     6.700     30,000
    40,000  Countrywide Home Loan Co.                       (A3, A)       04/15/09     6.250     37,250
    50,000  Delphi Auto Systems Corp.                     (Baa2, BBB)     05/01/04     6.125     48,937
    20,000  EchoStar DBS Corporation, Senior Notes          (B2, B)       02/01/09     9.375     20,450
    50,000  Federal-Mogul Corp. (Callable @ Greater of
              Par or Make Whole +50BP)                     (Ba2, BB+)     01/15/06     7.375     47,125
    20,000  Golden State Escrow Corp. (Callable @ Make
              Whole +50BP)                                 (Ba1, BB+)     08/01/03     7.000     19,550
    50,000  The Goldman Sachs Group, Inc.                   (A1, A+)      05/15/09     6.650     48,437
    20,000  HMH Properties, Inc.                           (Ba2, BB-)     05/15/05     9.500     21,350
    50,000  Household Finance Corp.                         (A2, A)       11/15/08     6.500     47,812
    40,000  Ingersoll-Rand Co. Medium Term Note
              (Putable 11/19/03 @ $100.00)                  (A3, A-)      11/19/03     6.230     39,800
    30,000  Lowes Companies Medium Term Note
              (Putable 05/15/07 @ $100.00)                  (A2, A)       05/15/07     7.110     30,975
    10,000  Nationwide Health Properties, Inc.
              (Putable 07/07/03 @ $100.00)                (Baa2, BBB)     07/07/03     6.590      9,487
    50,000  Niagara Mohawk Power Corp. Series D
              (Callable 4/01/99 to 12/31/00 @ Make
              Whole +50BP)                                (Baa3, BBB-)    10/01/02     7.250     50,187
    40,000  Noble Drilling Corp.                          (Baa2, A-)      03/15/09     6.950     39,900
    20,000  NTL Communications Corp. Class B                (B3, B-)      10/01/08    11.500     21,600
    30,000  Occidental Petroleum Corp.                    (Baa3, BBB)     02/15/06     7.650     30,338
    10,000  Philip Morris Cos., Inc. (Putable 06/01/01
              @ $100.00)                                    (A2, A)       06/01/01     6.950     10,113
     5,000  Potomac Electric Power Co.
              (Callable 05/15/02 @ $103.21)                 (A1, A)       05/15/27     8.500      5,225
    45,000  Qwest Communications Intl., Inc. Class B       (Ba1, BB+)     11/01/08     7.500     44,775
     5,000  Riggs Capital Trust II Series C
              (Callable 03/15/07 @ $104.44)               (baa3, BB)      03/15/27     8.875      4,925
    65,000  Sears Roebuck Acceptance Corp.                  (A2, A-)      05/01/09     6.250     61,181
                                                                                               --------
            TOTAL CORPORATE BONDS (Cost $786,740)                                               765,305
                                                                                               --------



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             RATINGS
    PAR                                                   (MOODY'S/S&P)   MATURITY    RATE%      VALUE
    ----                                                 --------------   --------   -------   ----------
MORTGAGE BACKED SECURITIES (32.7%)
 $  25,000  Asset Securitization Corp. (Nomura Asset
              Securities Corp.) Series 1996-D2, Class A2    (NR, AA)      02/14/29     7.206#  $   25,286
   100,000  California Infrastructure PG & E Series 97-1,
              Class A7                                     (Aaa, AAA)     09/25/08     6.420       99,449
    70,000  Commonwealth Edison Transitional Funding
              Trust Series 1998-1 Class-A6                 (Aaa, AAA)     06/25/09     5.630       66,249
    59,635  Fannie Mae                                     (Aaa, AAA)     12/01/08     5.690#      55,293
    89,546  Fannie Mae                                     (Aaa, AAA)     04/01/29     6.500       86,506
    90,000  Fannie Mae                                     (Aaa, AAA)     02/18/21     5.750       86,822
   100,000  Fannie Mae, Series 1993-50                     (Aaa, AAA)     09/25/20     5.000       94,527
    20,000  Fannie Mae, Series 1997-51, Class KB
              Guaranteed REMIC Trust                       (Aaa, AAA)     03/20/08     7.000       20,156
    25,000  Fannie Mae, Series 1998-M4, Class B,           (Aaa, AAA)     12/25/23     6.424       24,810
   110,000  Freddie Mac Series 2072, Class PK              (Aaa, AAA)     07/15/24     6.000      106,918
    88,509  Ginnie Mae                                     (Aaa, AAA)     10/15/28     6.500       85,282
    90,000  MBNA Master Credit Card Trust,
              Series 1998-J, Class A                       (Aaa, AAA)     02/15/06     5.250       86,420
    30,000  Mortgage Capital Funding, Inc.
              Series 1998-MC1, Class E,                     (NR, BBB+)    01/18/08     7.060#      29,277
    13,867  Nomura Asset Securities Corp.
              Series 1994-4B, Class 4A                     (Aaa, AAA)     09/25/24     8.300       14,125
   120,000  Standard Credit Card Master Trust,
              Series 1995-9, Class A                       (Aaa, AAA)     10/07/07     6.550      120,988
                                                                                               ----------
            TOTAL MORTGAE BACKED SECURITIES
              (Cost $1,039,614)                                                                 1,002,108
                                                                                               ----------

U.S. TREASURY OBLIGATIONS (34.7%)
U.S TREASURY BONDS (2.4%)
    55,000  U.S. Treasury Bond                             (Aaa, AAA)     02/15/16      9.250      71,631
                                                                                               ----------
U.S. TREASURY NOTES (29.9%)
   220,000  U.S. Treasury Notes                            (Aaa, AAA)     05/15/01     8.000      229,637
   300,000  U.S. Treasury Notes                            (Aaa, AAA)     08/15/02     6.375      305,525
    25,000  U.S. Treasury Notes                            (Aaa, AAA)     02/15/05     7.500       26,864
    75,000  U.S. Treasury Notes                            (Aaa, AAA)     05/15/09     5.500       73,431
   275,000  U.S. Treasury Notes Inflation Index            (Aaa, AAA)     07/15/02     3.625      282,636
                                                                                               ----------
                                                                                                  918,093
                                                                                               ----------
U.S. TREASURY PRINCIPAL STRIPS (2.4%)
    75,000  U.S. Treasury Principal Strip                  (Aaa, AAA)     08/15/99      4.640##    74,563
                                                                                               ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $1,069,138)                                                                 1,064,287
                                                                                               ----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                       RATE%       VALUE
---------                                                     ------- ----------
PREFERRED STOCK (1.7%)
   200      Equity Residential Properties Trust Series D
              (Callable 07/15/07 @ $25.00) REIT                8.600  $    5,063
   500      Natexis AMBS Co. Series A
              (Callable 06/30/08 @ $100.00)                    8.440      47,719
                                                                      ----------
            TOTAL PREFERRED STOCK (Cost $54,749)                          52,782
                                                                      ----------
SHORT TERM INVESTMENTS (4.6%)
   140,336  RBB Money Market Fund (Cost $140,336)                        140,336
                                                                      ----------
TOTAL INVESTMENTS AT VALUE (98.6%) (Cost $3,090,577*)                  3,024,818
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)                              42,045
                                                                      ----------
NET ASSETS (100.0%) (applicable to 298,973 shares outstanding)        $3,066,863
                                                                      ==========
NET ASSET VALUE, offering and redemption price per share
  ($3,066,863 (DIVIDE) 298,973)                                           $10.26
                                                                          ======


                            INVESTMENT ABBREVIATIONS
                      NR = NOT RATED
                   REMIC = Real Estate Mortgage Investment Conduit
                    REIT = Real Estate Investment Trust

--------------------------------------------------------------------------------
# On instruments with variable rates, the rate shown reflects the current rate as of June 30, 1999.
## Rate shown  reflects  the yield to maturity on date of purchase.
*  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--GLOBAL FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                               RATINGS
   PAR+                                     (MOODY'S/S&P)  MATURITY   RATE%       VALUE
   ----                                     -------------  --------  -------    ---------
BONDS (95.4%)
ARGENTINA (0.9%)
$ 20,000(A) Telecom Argentina                 (Ba3, BBB-)  07/12/01    9.750    $  20,037
                                                                                ---------
CANADA (3.4%)
 20,000(A) Newcourt Credit Group             (Baa3, BBB)   12/17/03    7.125       20,225
 83,000    Province of British Colombia        (NR, NR)    12/01/06    5.250       53,889
                                                                                ---------
                                                                                   74,114
                                                                                ---------
CHILE (0.8%)
 19,000(A) Republic of Chile                 (Baa1, A-)    04/28/09    6.875       18,240
                                                                                ---------
COLOMBIA (1.4%)
 36,000(A) Republic of Colombia              (Baa3, BBB-)  04/23/09    9.750       29,700
                                                                                ---------
DENMARK (4.0%)
555,000    Kingdom of Denmark                 (Aaa, AAA)   11/15/07    7.000       88,894
                                                                                ---------
GERMANY (11.1%)
 60,000(B) Deutsche Bank AG                    (A1, AA-)   12/29/49    7.872       57,870
 70,000(B) Republic of Germany                (Aaa, NR)    10/14/05    6.500       80,800
 90,000(B) Republic of Germany                (Aaa, NR)    01/04/09    3.750       87,533
 18,000(B) Republic of Germany                (Aaa,NR)     07/04/09    4.000       17,815
                                                                                ---------
                                                                                  244,018
                                                                                ---------
GREECE (2.2%)
13,500,000 Hellenic Republic                   (A2, NR)    03/21/04    8.900       47,306
                                                                                ---------
MEXICO (1.5%)
 30,000(A) United Mexican States              (Ba2, BB)    05/15/26   11.500       32,700
                                                                                ---------
NETHERLANDS (1.7%)
 37,000(B) KPNQwest BV, Series Regs
           (Callable 06/01/04 @ 103.56)       (Ba1, BB)    06/01/09    7.125       38,109
                                                                                ---------
NORWAY (3.0%)
510,000    Norwegian Government               (Aaa, AAA)   11/30/04    5.750       65,303
                                                                                ---------
PANAMA (0.7%)
 17,000(A) Republic of Panama
           (Putable 04/01/06 @ $100)          (Ba1, BB+)   04/01/06    9.375       16,065
                                                                                ---------
PHILIPPINES (1.2%)
 27,000(A) Republic of Philippines            (Ba1, BB+)   01/15/19    9.875       26,561
                                                                                ---------
SOUTH AFRICA (2.7%)
390,000    Republic of South Africa          (Baa1, BBB+)  02/28/05   12.000       58,361
                                                                                ---------
SWEDEN (5.4%)
500,000    Swedish Government                 (Aa1, AAA)   01/15/04    5.000       59,955
500,000    Swedish Government                 (Aa1, AAA)   01/28/09    5.000       58,424
                                                                                ---------
                                                                                  118,379
                                                                                ---------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--GLOBAL FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   RATINGS
   PAR+                                                         (MOODY'S/S&P)   MATURITY   RATE%     VALUE
   ----                                                         -------------   --------  -------  ----------
BONDS (CONT'D)
UNITED KINGDOM (2.2%)
$ 30,000   Orange PLC (Callable 6/01/04 @ 104.438)                (NR, NR)      06/01/09    8.875  $   47,747
                                                                                                   ----------
UNITED STATES (53.2%)
 42,000(B) Amercian Standard, Inc.                                (NR, NR)      06/01/06    7.125      43,259
 50,000    California Infrastructure San Diego Gas & Electric
           Rate Reduction Series 1997-1 Class A7                 (Aaa, AAA)     12/26/09    6.370      48,488
 20,000    Charter Communications Holdings LLC,                   (B2, B+)      04/01/09    8.625      19,250
 20,000    Echostar Corp. (Callable 02/01/04 @ $104.688)          (B2, B)       02/01/09    9.375      20,450
 25,000    Federal Mogul                                         (Ba2, BB+)     01/15/06    7.375      23,562
 99,000    Ginnie Mae Pool 506601                                (Aaa,AAA)      03/15/29    6.500      95,683
 20,000    Golden State Escrow Corp.                             (Ba1, BB+)     08/01/03    7.000      19,550
 25,000(B) Hunstman ICI Chemicals, Series 144A (Callable
           07/01/04 @ 105.063)                                    (B2, B+)      07/01/09   10.125      26,040
 35,000    Illinois Power Transitional Funding Trust             (Aaa,AAA)      06/25/09    5.540      32,822
 65,000    Nomura Asset Securities Co.                            (NR, A)       03/16/13    6.690      62,071
 20,000    NTL Communications Corp. Cl-B                          (B3, B-)      10/01/08   11.500      21,600
 70,000    PECO Energy Co., Series 99, Class A6 Rate
           Reduction Bond                                        (Aaa, AAA)     03/01/09    6.050      67,074
 25,000    Qwest Communications International, Inc. Cl-B         (Ba1, BB+)     11/01/08    7.500      24,875
258,000    U.S Treasury Bond                                     (Aaa, AAA)     11/15/08    4.750     236,855
443,000    U.S. Treasury Note                                    (Aaa, AAA)     02/15/04    4.750     424,726
                                                                                                   ----------
                                                                                                    1,166,305
                                                                                                   ----------
          TOTAL BONDS (Cost $2,162,695)                                                             2,091,839
                                                                                                   ----------
NUMBER OF
 SHARES
---------
PREFERRED STOCK (1.3%)
UNITED STATES
    300    Natexis AMBS Co. Series A 8.44% (Callable
           06/30/08 At $100.00) (Cost $29,875)                                              8.440      28,631
                                                                                                   ----------
WARRANTS (0.0%)
ARGENTINA
     30(A) Republic of Argentina, Expires 12/03/99, (Cost $0)                                            293
                                                                                                   ---------
SHORT TERM INVESTMENTS (1.2%)
 27,084    RBB Money Market Fund (Cost $27,084)                                                        27,084
                                                                                                   ----------
TOTAL INVESTMENTS AT VALUE (97.9%) (Cost $2,219,654*)                                               2,147,847
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)                                                           46,154
                                                                                                   ----------
NET ASSETS (100.0%) (applicable to 224,244 shares outstanding)                                     $2,194,001
                                                                                                   ==========
NET ASSET VALUE, offering and redemption price per share
  ($2,194,001 (DIVIDE) 224,244)                                                                         $9.78
                                                                                                        =====

                            INVESTMENT ABBREVIATIONS
                                  NR=Not Rated
--------------------------------------------------------------------------------

+ Unless  otherwise  indicated  below,  all  securities  are  denominated in the issuers' country of origin.
(A) Denominated in U.S. Dollars.
(B) Denominated in Euro.
 * Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II PORTFOLIOS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                  FIXED INCOME     GLOBAL FIXED INCOME
                                                                    PORTFOLIO           PORTFOLIO
                                                                  --------------   -------------------
INVESTMENT INCOME:
    Dividends                                                        $  1,426           $   821
    Interest                                                           82,001            55,608
                                                                     --------          --------
      Total investment income                                          83,427            56,429
                                                                     --------          --------
EXPENSES:
    Investment advisory                                                 7,065             9,534
    Administrative services                                             4,486             2,147
    Professional fees                                                   7,729             9,265
    Custodian/Sub-custodian                                             6,915             1,024
    Trustees                                                            2,332             2,887
    Insurance                                                             123               164
    Interest                                                               16                49
    Organizational costs                                                  816               921
    Printing                                                            5,616             5,351
    Registration                                                          116               248
    Transfer agent                                                        202                99
    Miscelleneous                                                         460             1,060
                                                                     --------          --------
                                                                       35,876            32,749
    Less: fees waived, expenses reimbursed
       and transfer agent fee offsets                                 (21,888)          (23,310)
                                                                     --------          --------
      Total expenses                                                   13,988             9,439
                                                                     --------          --------
       Net investment income                                           69,439            46,990
                                                                     --------          --------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS:
    Net realized loss from security transactions                      (12,844)           (4,140)
    Net realized gain from foreign currency related items                   0            39,023
    Net change in unrealized appreciation (depreciation) from
      investments and foriegn currency related items                  (76,726)         (109,282)
                                                                     --------          --------
      Net realized and unrealized gain (loss) from investments
       and foreign currency related items                             (89,570)          (74,399)
                                                                     --------          --------
    Net decrease in net assets resulting from operations             $(20,131)         $(27,409)
                                                                     ========          ========


                 See Accompanying Notes to Financial Statements.

                                       10
`

WARBURG PINCUS TRUST IIPORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               FIXED INCOME PORTFOLIO            GLOBAL FIXED INCOME PORTFOLIO
                                          --------------------------------      --------------------------------
                                           FOR THE SIX                           FOR THE SIX
                                          MONTHS ENDED       FOR THE             MONTHS ENDED       FOR THE
                                          JUNE 30, 1999     YEAR ENDED          JUNE 30, 1999      YEAR ENDED
                                           (UNAUDITED)   DECEMBER 31, 1998       (UNAUDITED)   DECEMBER 31, 1998
                                          -------------  -----------------      -------------  -----------------
FROM OPERATIONS:
  Net investment income                    $    69,439      $    62,035           $   46,990      $    81,184
  Net realized gain (loss) from
    security transactions                      (12,844)          46,770               (4,140)          (5,603)
  Net realized gain from foreign
    currency related items                           0                0               39,023           34,315
  Net change in unrealized appreciation
    (depreciation) from investments
    and foreign currency related items         (76,726)          (4,228)            (109,282)          84,140
                                           -----------      -----------           ----------      -----------
      Net increase (decrease) in net
       assets resulting from
       operations                              (20,131)         104,577              (27,409)         194,036
                                           -----------      -----------           ----------      -----------
FROM DISTRIBUTIONS:
  Dividends from net investment
    income                                           0          (62,035)                   0          (81,184)
  Distributions in excess of net
    investment income                                0           (9,850)                   0          (10,205)
  Distributions from realized gains                  0          (46,781)                   0           (1,413)
  Distributions in excess of
    realized gains                                   0                0                    0          (31,073)
                                           -----------      -----------           ----------      -----------
      Net decrease in net assets from
       distributions                                 0         (118,666)                   0         (123,875)
                                           -----------      -----------           ----------      -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares               4,282,241        3,910,106              431,210                0
  Reinvested dividends                               0          118,666                    0                0
  Net asset value of shares redeemed        (4,022,443)      (1,786,826)                (242)         123,873
                                           -----------      -----------           ----------      -----------
  Net increase in net
    assets from capital share
    transactions                               259,798        2,241,946              430,968          123,873
                                           -----------      -----------           ----------      -----------
      Net increase in net assets               299,653        2,227,857              403,559          194,034

NET ASSETS:
  Beginning of period                        2,827,196          599,339            1,790,442        1,596,408
                                           -----------      -----------           ----------      -----------
  End of Period                            $ 3,066,863      $ 2,827,196           $2,194,001      $ 1,790,442
                                           -----------      -----------           ----------      -----------
  Undistributed (or distributions in
    excess of) net investment income       $    69,862      $       423           $   15,917      $   (31,073)
                                           ===========      ===========           ==========      ===========


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                            FOR THE SIX
                                                            MONTHS ENDED
                                                           JUNE 30, 1999
PERIOD ENDED:                                                (UNAUDITED)     1998       1997 1
                                                           -------------   --------   --------
PER-SHARE DATA
  Net asset value, beginning of period                         $10.32       $ 9.97     $10.00
                                                               ------       ------     ------
INVESTMENT ACTIVITIES:
  Net investment income                                          0.23         0.24       0.44
  Net gain or losses on investments and foreign currency
    related items (both realized and unrealized)                (0.29)        0.57       0.45
                                                               ------       ------     -----
      Total from investment activities                          (0.06)        0.81       0.89
                                                               ------       ------     ------
DISTRIBUTIONS:
  From net investment income                                     0.00        (0.24)     (0.41)
  In excess of net investment income                             0.00        (0.04)     (0.31)
  From realized capital gains                                    0.00        (0.18)     (0.20)
                                                               ------       ------     ------
      Total distributions                                        0.00        (0.46)     (0.92)
                                                               ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                 $10.26       $10.32     $ 9.97
                                                               ======       ======     ======
Total return                                                    (0.58)%2      8.08%      8.96%2

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                       $3,067       $2,827     $  599
    Ratio of expenses to average net assets                       .99%3,4      .99%3      .99%3,4
    Ratio of net income to average net assets                    4.91%4       4.69%      5.29%4
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                              1.54%4       4.33%     12.05%4
Portfolio turnover rate                                        125.47%2     318.95%    138.28%2

---------------------------------------------------------------------------------------------

1 For the period March 31, 1997  (commencement  of operations)  through December
  31, 1997.
2 Non-annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.
4 Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--GLOBAL FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                         FOR THE SIX
                                                         MONTHS ENDED
                                                        JUNE 30, 1999
PERIOD ENDED:                                            (UNAUDITED)       1998       1997 1
                                                        ------------     --------   --------
PER-SHARE DATA
  Net asset value, beginning of period                     $ 9.88         $ 9.47     $10.00
                                                           ------         ------     ------
INVESTMENT ACTIVITIES:
  Net investment income                                      0.28           0.48       0.45
  Net gain or losses on investments and foreign currency
    related items (both realized and unrealized)            (0.38)          0.66      (0.15)
                                                           ------         ------     ------
      Total from investment activities                      (0.10)          1.14       0.30
                                                           ------         ------     ------
DISTRIBUTIONS:
  From net investment income                                 0.00          (0.48)     (0.44)
  In excess of net investment income                         0.00          (0.06)     (0.11)
  From realized capital gains                                0.00          (0.01)     (0.07)
  In excess of realized capital gains                        0.00          (0.18)     (0.21)
                                                           ------         ------     ------
      Total distributions                                    0.00          (0.73)     (0.83)
                                                           ------         ------     ------
NET ASSET VALUE, END OF PERIOD                             $ 9.78         $ 9.88     $ 9.47
                                                           ======         ======     ======
Total return                                                (1.01)%2       12.09%      2.62%2

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                    $2,194         $1,790    $1,596
    Ratio of expenses to average net assets                   .99%3,4        .99%3      .99%3,4
    Ratio of net income to average net assets                4.93%4         4.84%      5.67%4
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                          2.44%4         3.00%      4.59%4
Portfolio turnover rate                                    195.75%2       232.58%    139.81%2

--------------------------------------------------------------------------------

1 For the period March 31, 1997  (commencement  of operations)  through December
  31, 1997.
2 Non-annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.
4 Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust II is an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), and currently offers two investment portfolios classified as non-diversified.

   The Fixed Income Portfolio seeks total return consistent with prudent investment management, and the Global Fixed Income Portfolio seeks total return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. Shares of a portfolio are not available directly to individual investors but may be offered only through (a) variable-annuity contracts and variable life insurance contracts and
(b) tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

   The net asset value of each portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's Board of Trustees. Debt that matures in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment value.

   The books and records of the portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Global Fixed Income Portfolio isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of foreign laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S economy in many respects.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Pursuant  to an  exemptive  order  issued  by  the  Securities  and  Exchange
Commission, each Portfolio, along with other Warburg Pincus Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterparty to the agreement, retention of the collateral may be subject to legal proceedings.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expense. For the six months ended June 30, 1999, the Fixed Income
Portfolio and the Global Fixed Income Portfolio received credits or reimbursements of $64 and $46, respectively, under this arrangement.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   On July 6, 1999, Credit Suisse Asset Management, LLC (CSAM) became each portfolio's investment adviser as a result of the completion of the previously announced acquisition of Warburg Pincus Asset Management, Inc. (WPAM) by Credit Suisse Group (Credit Suisse) and the combination of WPAM with Credit Suisse's existing U.S. asset management business. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM receives a fee from the Fixed Income Portfolio and the Global Fixed Income Portfolio calculated at an annual rate of .50% and 1.00%, respectively, of the relevant Portfolio's average daily net assets. For the six months ended June 30, 1999, investment advisory fees, voluntarily waivers and reimbursements were as follows:

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)

                            GROSS                      NET          EXPENSE
 PORTFOLIO              ADVISORY FEE     WAIVER   ADVISORY FEE   REIMBURSEMENTS
 --------             --------------    --------  ------------   --------------
 Fixed Income              $7,065       $(7,065)       $0           $(14,052)
 Global Fixed Income        9,534        (9,534)        0            (13,253)

   Counsellors Fund Services, Inc. (CFSI), an indirect wholly-owned subsidiary of Credit Suisse, and PFPC, Inc. (PFPC), an indirect, wholly owned subsidiary of PNC Bank Corp. (PNC), serve as each Portfolio's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Portfolio's average daily net assets. For the six months ended June 30, 1999, administrative services fees earned by CFSI were as follows:

           Portfolio                           Co-Administration Fee
           --------                            ---------------------
           Fixed Income                               $1,413
           Global Fixed Income                           953

   For its administrative services, PFPC currently receives a fee from the Fixed Income Portfolio and the Global Fixed Income Portfolio calculated at an annual rate of .05% of the Portfolio's average daily net assets. For the six months ended June 30, 1999, administrative services fees earned and waived by PFPC were as follows:

                                                                NET
   PORTFOLIO            CO-ADMINISTRATION FEE  WAIVER  CO-ADMINISTRATION FEE
   --------             ---------------------  ------  ---------------------
   Fixed Income                   $3,073       $(707)        $2,366
   Global Fixed Income             1,194        (477)           717

   It is currently contemplated that, on or before January 6, 2000, CFSI will be replaced as co-administrator of each Portfolio by Credit Suisse Asset Management Securities, Inc. (CSAMSI), an indirect wholly-owned subsidiary of Credit Suisse that was formerly known as Counsellors Securities Inc. CSAMSI serves as each Portfolio's distributor. No compensation is paid by the Portfolios to CSAMSI for its distribution services. On June 20, 1999, the Trust's Board of Trustees approved Provident Distributors, Inc. (PDI) as each Portfolio's distributor, effective on or before January 6, 2000. PDI, a Delaware corporation, is a registered broker-dealer and serves as distributor to other mutual funds.

3. LINE OF CREDIT

   The portfolios, together with other funds advised by CSAM, have established a $250 million committed line of credit facility (Credit Facility) with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OF CREDIT (CONT'D)

and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowings at the Federal Funds rate plus .50%

4. INVESTMENTS IN SECURITIES

   For the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                        U.S. GOVERNMENT AND
                           INVESTMENT SECURITIES         AGENCY OBLIGATIONS
                           ----------------------     ------------------------
   PORTFOLIO               PURCHASES      SALES       PURCHASES         SALES
   --------                ----------  ----------     ------------  ----------
   Fixed Income            $3,964,511  $3,092,719     $3,235,117    $2,484,631
   Global Fixed Income      2,542,401   1,560,860      1,461,122     1,909,498

   At June 30, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

                                                       NET UNREALIZED
                           UNREALIZED    UNREALIZED     APPRECIATION
   PORTFOLIO              APPRECIATION  DEPRECIATION   (DEPRECIATION)
   --------               ------------  ------------   --------------
   Fixed Income               $641        $(66,400)       $(65,759)
   Global Fixed Income           0         (71,807)        (71,807)

5. FORWARD CURRENCY CONTRACTS

   The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contract. Each portfolio will enter into forward contracts primarily for hedging purposes. The portfolios may also enter into forward contracts for speculative purposes, which may increase the portfolios' investment risk. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

5. FORWARD CURRENCY CONTRACTS (CONT'D)

   At June 30, 1999, the Global Fixed Income Portfolio had the following open forward currency contracts:

                                               FOREIGN                           UNREALIZED
                                 EXPIRATION   CURRENCY   CONTRACT  CONTRACT     FOREIGN EXCHANGE
FORWARD CURRENCY CONTRACTS          DATE     TO BE SOLD   AMOUNT     VALUE        GAIN/(LOSS)
--------------------------       ----------  ----------  --------   ---------   ----------------
Canadian Dollars                  07/28/99     88,156    $ 60,325   $ 59,585         $  740
Euro                              07/28/99    616,388     651,748    637,037         14,711
British Pounds                    07/28/99     30,000      48,120     47,301            819
South African Rand                07/28/99    367,500      58,454     60,534         (2,080)

6. CAPITAL SHARE TRANSACTIONS

   Each portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of each Portfolio were as follows:

                                         FIXED INCOME PORTFOLIO         GLOBAL FIXED INCOME PORTFOLIO
                                    --------------------------------   ------------------------------
                                     FOR THE SIX                        FOR THE SIX
                                    MONTHS ENDED        FOR THE        MONTHS ENDED       FOR THE
                                    JUNE 30, 1999     YEAR ENDED       JUNE 30, 1999     YEAR ENDED
                                     (UNAUDITED)   DECEMBER 31, 1998    (UNAUDITED)   DECEMBER 31, 1998
                                    -------------  -----------------   -------------  -----------------
Shares sold                            416,180          370,058           43,102                0
Shares issued to shareholders on
  reinvestment of dividends                  0           11,498                0           12,538
Shares Redeemed                        391,083         (167,794)             (25)               0
                                       -------         --------           ------           ------
Net increase in shares outstanding      25,097          213,762           43,077           12,538
                                       =======         ========           ======           ======


7. LIABILITIES

   At June 30, 1999, the Global Fixed Income Portfolio had an investment related liability of $19,975 payable toward investment securities purchased.

8. NET ASSETS

   Net assets at June 30, 1999, consisted of the following:

                                                          FIXED INCOME   GLOBAL FIXED INCOME
                                                            PORTFOLIO         PORTFOLIO
                                                          ------------   -------------------
Capital contributed, net                                   $3,075,615         $2,206,859
Undistributed Net Investment Income                            69,862             15,917
Accumulated (or Distributions in excess of) net realized
  gain (loss) from security transactions                      (12,855)            29,280
Net unrealized appreciation (depreciation) from
  investments and foreign currency related items              (65,759)           (58,055)
                                                           ----------         ----------
Net assets                                                 $3,066,863         $2,194,001
                                                           ==========         ==========

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

9. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

   At a special meeting of shareholders held on May 21, 1999, the following proposals were submitted for the vote of shareholders of the Trust. The proposals and voting results were:

   1. To approve a new investment advisory agreement between each portfolio and CSAM.

TRUST II FIXED                       % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
INCOME PORTFOLIO           SHARES     OUTSTANDING SHARES        SHARES VOTED
----------------           ------    --------------------   --------------------
For                     278,252.4320        99.9973%             100.0000%
Against                       0.0000         0.0000%               0.0000%
Abstain                       0.0000         0.0000%               0.0000%

TRUST II GLOBAL                      % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
FIXED INCOME PORTFOLIO      SHARES    OUTSTANDING SHARES        SHARES VOTED
----------------------      ------   --------------------   --------------------
For                     181,158.5880        99.9956%             100.0000%
Against                       0.0000         0.0000%               0.0000%
Abstain                       0.0000         0.0000%               0.0000%

   2. To elect Trustees of the Trust.

   TRUST II FIXED
   INCOME PORTFOLIO                      FOR                  WITHHELD
   ----------------                 ------------              --------
   R.H. Francis                     278,252.4320               0.0000
   J.W. Fritz                       278,252.4320               0.0000
   J.E. Garten                      278,252.4320               0.0000
   J.S. Pasman                      278,252.4320               0.0000
   W.W. Priest                      278,252.4320               0.0000
   S.N. Rappaport                   278,252.4320               0.0000
   A.M. Reichman                    278,252.4320               0.0000
   A.B. Trowbridge                  278,252.4320               0.0000

   TRUST II GLOBAL FIXED
   INCOME PORTFOLIO                      FOR                  WITHHELD
   ----------------                 ------------              --------
   R.H. Francis                     181,158.5880               0.0000
   J.W. Fritz                       181,158.5880               0.0000
   J.E. Garten                      181,158.5880               0.0000
   J.S. Pasman                      181,158.5880               0.0000
   W.W. Priest                      181,158.5880               0.0000
   S.N. Rappaport                   181,158.5880               0.0000
   A.M. Reichman                    181,158.5880               0.0000
   A.B. Trowbridge                  181,158.5880               0.0000

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

9. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (CONT'D)

   3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.

TRUST II FIXED                        % OF SHARES TO TOTAL  % OF SHARES TO TOTAL
INCOME PORTFOLIO           SHARES      OUTSTANDING SHARES       SHARES VOTED
----------------           ------     --------------------  --------------------
For                    278,252.4320          99.9973%           100.0000%
Against                      0.0000           0.0000%             0.0000%
Abstain                      0.0000           0.0000%             0.0000%

TRUST II GLOBAL FIXED                 % OF SHARES TO TOTAL  % OF SHARES TO TOTAL
INCOME PORTFOLIO           SHARES      OUTSTANDING SHARES       SHARES VOTED
---------------------      ------     --------------------  --------------------
For                    181,158.5880          99.9956%           100.0000%
Against                      0.0000           0.0000%             0.0000%
Abstain                      0.0000           0.0000%             0.0000%

10. YEAR 2000 COMPLIANCE

   Many services provided to the portfolios and their shareholders by CSAM and certain of its affiliates (CSAM Service Providers) and the portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations (Year 2000 Issue). The Year 2000 could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other portfolio operations. It has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the portfolios' foreign investments.

   The CSAM Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The CSAM Service Providers anticipate that their systems and those of the portfolios' other service providers will be adapted in time for the Year 2000. The CSAM Service Providers have completed mission critical systems testing and have participated in industry-wide testing programs. In addition, the CSAM Service Providers are formulating a contingency plan to address the Year 2000 Issue and anticipate completion of the plan by the end off the third quarter of 1999. The CSAMService Providers have also completed investigations of material operations of the portfolios' other major service providers. The CSAMService Providers continue to monitor the Year 2000 Issue and its potential impact on the portfolios. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the portfolios' investments or on global markets or economies, generally.

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